American Strategic Income Portfolio -- 1997 Semiannual Report

1997 Semiannual Report



AMERICAN
STRATEGIC
INCOME
PORTFOLIO



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


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CONTENTS

Average Annualized Total Returns . . . . . . . 1

Portfolio Managers' Letter . . . . . . . . . . 2

Financial Statements and Notes . . . . . . . . 7

Investments in Securities  . . . . . . . . .  20

Shareholder Update . . . . . . . . . . . . .  25

Glossary***. . . . . . . . . . . . . . . . .  27

*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.

AMERICAN STRATEGIC INCOME PORTFOLIO
-----------------------------------

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

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AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended May 31, 1997
--------------------------------------------------------------------------------

[GRAPH]


The average annualized total return figures for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since inception periods ended May 31, 1997, were 15.81%, 4.69% and 5.24%, respectively. These figures also assume reinvested distributions and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return figures.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1997.

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        1997 Semiannual Report   1   American Strategic Income Portfolio

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

[PHOTO]
JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 11 years of financial experience.
--------------------------------------------------------------------------------


July 18, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997, AMERICAN STRATEGIC INCOME PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 3.09%.* This compares to a 1.08% return for the fund's benchmark,*** the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 6.79% for the six-month period, and it continued to trade at a discount*** to net asset value (NAV), with a market price of $11.25 and an NAV of $12.55 per share as of May 31.

WE ATTRIBUTE THE FUND'S POSITIVE NAV PERFORMANCE TO LOWER TREASURY YIELDS AND MORTGAGE SPREADS.*** During this reporting period, yields on Treasuries in the medium-term portion of the yield curve*** decreased approximately 0.60%. At the same time, mortgage market spreads moved lower on a wide range of mortgage products. The combined effect, along with the attractive level of income the fund paid, caused the fund's positive performance relative to its benchmark.


* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


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PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on May 31, 1997


[CHART]



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        1997 Semiannual Report   2   American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 18 years of financial experience.
--------------------------------------------------------------------------------


THE FUND'S MONTHLY DIVIDEND HAS REMAINED STEADY SINCE JULY 1996. One year ago, the fund's dividend was reduced. At that time, we set a goal of maintaining the dividend at 8 cents per share for 12 months, and we are pleased that we have met that goal. The loans in the fund's portfolio have provided high relative income for the fund over the past year. The fund also continues to maintain a dividend reserve, which increased from 2 cents per share to 5 cents per share over the past year.

DURING THE REPORTING PERIOD, PREPAYMENT LEVELS REMAINED STABLE. We were somewhat concerned about prepayments at the end of 1996, and indicated to shareholders at that time that borrowers prepaying on their mortgages due to a lower interest rate environment might force the fund to reinvest at lower rates and ultimately decrease the fund's income. To date, the higher level of prepayments has not materialized, and we have continued to add mortgages at historically attractive interest rates. However, prepayment risk*** remains a concern in the current lower interest rate environment.



--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans and real estate owned as of May 31, 1997. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.



[MAP]



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        1997 Semiannual Report   3   American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 11 years of financial experience.
--------------------------------------------------------------------------------



IN OUR LAST REPORT TO YOU, WE SAID WE ANTICIPATED INCREASING THE FUND'S HOLDINGS IN COMMERCIAL LOANS,*** AND WE HAVE DONE SO. Commercial loans are currently available at attractive prices compared to single family and multifamily loans. The market for multifamily and commercial loans is approximately $1 trillion in size, providing us with a large number of loans to search through for the credit quality, price and yield we want for the fund. (For more information about the specific risks associated with mortgage loans, see the glossary at the back of this report.)

ALTHOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON LOANS WE PURCHASE, DELINQUENT*** LOANS AND CREDIT LOSSES ARE INHERENT RISKS IN THE FUND. As of May 31, the fund held approximately 550 single family loans on properties with an average principal balance remaining of approximately $56,000. The chart below shows the percentage of those single family loans in delinquency. On the same date, we had 17 multifamily loans with an average principal balance of approximately $1,256,000 and five commercial loans with an average principal balance of approximately $1,264,000. There were no multifamily or commercial loans delinquent. Since the

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DELINQUENT LOAN PROFILE
--------------------------------------------------------------------------------

The chart below shows what percentage of single family loans* in the portfolio are 30, 60, 90 or 120 days delinquent as of May 31, 1997, based on principal amounts outstanding.

         Current                             83.5%
--------------------------------------------------------------------------------
         30 Days                              8.4%
--------------------------------------------------------------------------------
         60 Days                              2.6%
--------------------------------------------------------------------------------
         90 Days                              0.7%
--------------------------------------------------------------------------------
         120+ Days                            4.8%
--------------------------------------------------------------------------------

* As of May 31, 1997, there were no multifamily or commercial loans delinquent.

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        1997 Semiannual Report   4   American Strategic Income Portfolio

--------------------------------------------------------------------------------

fund's inception, we have kept its principal losses due to foreclosure on single family loans to 7 cents per share. There have been no realized foreclosure losses to the fund from its investments in multifamily or commercial loans.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS*** AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. The amount of reverse repurchase agreements was equal to 14% of the fund's total assets as of May 31. It is important to note that borrowing can potentially increase the fund's earnings, but it can also increase the fund's net asset value volatility. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

IN THE COMING MONTHS, WE ANTICIPATE MODERATE ECONOMIC GROWTH, WITH INFLATION REMAINING FAIRLY WELL CONTAINED. We believe the mortgage portfolio will continue to perform well in this type of environment, and we continue to watch for opportunities to add high-quality loans to the fund's holdings. In addition to focusing on the details of individual loan purchases, we remain vigilant for changes in the broader real estate market environment. Real estate markets are cyclical in nature. Since the fund's inception, it has been a favorable time to be active in real estate. We believe that, in general, the real estate markets are in equilibrium, and that this situation could exist for some time. It is too soon to tell whether increased competition for real estate investments will lead to relaxed underwriting standards and oversupply of new properties.


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        1997 Semiannual Report   5   American Strategic Income Portfolio

--------------------------------------------------------------------------------

ON FEBRUARY 28, 1997, THE COURT GRANTED PRELIMINARY APPROVAL OF THE SETTLEMENT AGREEMENT IN THE CLASS ACTION LAWSUIT AGAINST THE FUND, AND A FINAL ORDER OF JUDGMENT IS NOW UNDER ADVISEMENT. In addition to cash payments over the next four years, the settlement includes an offer by the fund to repurchase up to 10% of its outstanding shares at net asset value. Class members will receive notices regarding this offer within 45 days of the effective date of the settlement. A repurchase fee of approximately 1 to 2 cents per share will be charged on all shares that are repurchased. This fee will be paid to the fund and used to pay for repurchase offer costs, which include legal, printing, mailing and other miscellaneous expenses.

Thank you for your investment in American Strategic Income Portfolio. We look forward to continuing our relationship with you and helping you meet your investment goals.

Sincerely,

/s/ John Wenker

John Wenker
Portfolio Manager


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        1997 Semiannual Report   6   American Strategic Income Portfolio

Financial Statements (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  May 31, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,470,000) .........     $75,522,318
Real estate owned (identified cost: $127,644) (note 2) .....         102,148
Cash in bank on demand deposit .............................         199,099
Other assets ...............................................          46,718
Accrued interest receivable ................................       1,105,185
                                                              -----------------
  Total assets .............................................      76,975,468
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable ......................      11,000,000
Accrued investment management fee ..........................          33,326
Accrued administrative fee .................................          11,080
Accrued interest ...........................................          53,400
Other accrued expenses .....................................          16,737
                                                              -----------------
  Total liabilities ........................................      11,114,543
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $65,860,925
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $73,367,618
Undistributed net investment income ........................         319,948
Accumulated net realized loss on investments ...............      (8,685,952)
Unrealized appreciation of investments .....................         859,311
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $65,860,925
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $74,637,511
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $65,860,925
Shares outstanding .........................................       5,247,721
Net asset value ............................................     $     12.55
Market price ...............................................     $     11.25

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Semiannual Report  7  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended May 31, 1997
 ..................................................................

INCOME:
Interest (net of interest expense of $386,134) .............     $ 3,088,416
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         202,917
Administrative fee .........................................          65,231
Custodian and accounting fees ..............................          46,181
Transfer agent fees ........................................          11,146
Reports to shareholders ....................................          18,827
Mortgage servicing fees ....................................          87,058
Directors' fees ............................................           6,023
Audit and legal fees .......................................          26,664
Other expenses .............................................          31,970
                                                              -----------------
  Total expenses ...........................................         496,017
    Less expenses paid indirectly ..........................          (3,103)
                                                              -----------------

  Total net expenses .......................................         492,914
                                                              -----------------

  Net investment income ....................................       2,595,502
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities .............         234,047
Net realized loss on real estate owned .....................         (11,754)
                                                              -----------------

  Net realized gain on investments .........................         222,293
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (830,353)
                                                              -----------------

  Net loss on investments ..................................        (608,060)
                                                              -----------------

    Net increase in net assets resulting from operations ...     $ 1,987,442
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Semiannual Report  8  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Six Months Ended May 31, 1997
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Income .....................................................     $ 3,088,416
Net expenses ...............................................        (492,914)
                                                              -----------------
  Net investment income ....................................       2,595,502
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................        (300,273)
  Net amortization of bond discount and premium ............         (34,371)
  Change in accrued fees and expenses ......................          (1,316)
  Change in other assets ...................................         (46,718)
                                                              -----------------
    Total adjustments ......................................        (382,678)
                                                              -----------------

    Net cash provided by operating activities ..............       2,212,824
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      28,780,249
Purchases of investments ...................................     (26,416,643)
Net sales of short-term securities .........................         622,000
                                                              -----------------

    Net cash provided by investing activities ..............       2,985,606
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............      (3,000,000)
Distributions paid to shareholders .........................      (2,518,906)
                                                              -----------------

    Net cash used by financing activities ..................      (5,518,906)
                                                              -----------------
Net decrease in cash .......................................        (320,476)
Cash at beginning of period ................................         519,575
                                                              -----------------

    Cash at end of period ..................................     $   199,099
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $   401,026
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Semiannual Report  9  American Strategic Income Portfolio

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STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                              SIX MONTHS ENDED
                                                                   5/31/97           YEAR ENDED
                                                                 (UNAUDITED)          11/30/96
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 2,595,502         $ 5,068,023
Net realized gain on investments ...........................         222,293             218,703
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (830,353)           (759,346)
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       1,987,442           4,527,380
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (2,518,906)         (7,097,611)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets from capital share transactions (note
  5) .......................................................              --            (413,787)
                                                              -----------------   -----------------
  Total decrease in net assets .............................        (531,464)         (2,984,018)

Net assets at beginning of period ..........................      66,392,389          69,376,407
                                                              -----------------   -----------------

Net assets at end of period ................................     $65,860,925         $66,392,389
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $   319,948         $   243,352
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        1997 Semiannual Report  10  American Strategic Income Portfolio

        Notes to Financial Statements (Unaudited)
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(1) ORGANIZATION
 ................................
               American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may purchase securities through the dollar-roll program. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if Piper Capital Management Incorporated believes such quotations or valuations are inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market. These investments are initially valued at cost and their values are

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        1997 Semiannual Report  11  American Strategic Income Portfolio

---------------------------------------------------------------------
               subsequently monitored and adjusted pursuant to a pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to

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        1997 Semiannual Report  12  American Strategic Income Portfolio

---------------------------------------------------------------------
               unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At May 31, 1997, loans representing 3.7% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquicies relate solely to single family whole loans and represent 8.0% of total single family principal outstanding at May 31, 1997. A loan is considered delinquent when a borrower has missed two or more payments. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate and may incur expenses associated with maintaining real estate. On May 31, 1997, the fund owned 3 homes with an aggregate value of $102,148, or 0.2% of net assets. The fund recognized net realized losses of $11,754 or $0.002 per share on real estate sold during the six months ended May 31, 1997.

                  MORTGAGE SERVICING RIGHTS
               The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

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        1997 Semiannual Report  13  American Strategic Income Portfolio

---------------------------------------------------------------------

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1997, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended May 31, 1997, the fund earned no such fees.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal

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        1997 Semiannual Report  14  American Strategic Income Portfolio

---------------------------------------------------------------------
               year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to

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        1997 Semiannual Report  15  American Strategic Income Portfolio

---------------------------------------------------------------------
               make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended May 31, 1997, the effective investment management fee incurred by the fund was 0.62% of average weekly net assets. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                  MORTGAGE SERVICING FEES
               The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

---------------------------------------------------------------------

        1997 Semiannual Report  16  American Strategic Income Portfolio

---------------------------------------------------------------------

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the six months ended May 31, 1997, aggregated $26,451,014 and $28,780,249, respectively. Included in proceeds from sales are $802,173 from sales of real estate owned.

(5) CAPITAL SHARE
    TRANSACTIONS
 ................................
               Capital share transactions for the fund were as follows:

                                                     SIX MONTHS                YEAR ENDED
                                                    MAY 31, 1997           NOVEMBER 30, 1996
                                                 -------------------     ----------------------
                                                 SHARES      AMOUNT      SHARES        AMOUNT
                                                 -------     -------     -------     ----------
Authorized one billion shares of $0.01 par
  value:
  Payments for retirement of shares .........         --         --       35,100     $ (413,787)

---------------------------------------------------------------------

        1997 Semiannual Report  17  American Strategic Income Portfolio

---------------------------------------------------------------------

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at November 30, 1996, which, if not offset by subsequent capital gains, will expire as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                                 CAPITAL LOSS
                                                   CARRYOVER       EXPIRATION DATE
                                                 -------------     ----------------
                                                 $    434,997                 2002
                                                    8,473,248                 2003
                                                 -------------
                                                 $  8,908,245
                                                 -------------
                                                 -------------

(7) PENDING
    LITIGATION
 ................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants have executed a settlement agreement which the Court has preliminarily approved. If approved by a sufficiently large percentage of the class and granted final approval by the Court, the settlement agreement will provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The settlement also includes an agreement that ASP will offer to repurchase up to 10 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer will occur after the effective date of the settlement following final Court approval.

---------------------------------------------------------------------

        1997 Semiannual Report  18  American Strategic Income Portfolio

---------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                               Six Months
                                                  Ended        Year       Year       Year       Year       Period
                                                 5/31/97      Ended      Ended      Ended      Ended        Ended
                                               (Unaudited)   11/30/96   11/30/95   11/30/94   11/30/93   11/30/92(f)
                                               -----------   --------   --------   --------   --------   -----------
PER-SHARE DATA
Net asset value, beginning of period ........  $ 12.65       $13.13     $12.63     $15.79     $14.89     $ 13.98
                                               -----------   --------   --------   --------   --------   -----------
Operations:
  Net investment income .....................     0.49         0.97       1.09       1.41       1.79        1.49
  Net realized and unrealized gain (loss) on
    investments .............................    (0.11)       (0.10)      1.11      (3.22)      0.61        0.55
                                               -----------   --------   --------   --------   --------   -----------
    Total from operations ...................     0.38         0.87       2.20      (1.81)      2.40        2.04
                                               -----------   --------   --------   --------   --------   -----------
Distributions to shareholders:
  From net investment income ................    (0.48)       (1.35)     (1.70)     (1.15)     (1.50)      (1.13)
  From net realized gains on investments ....       --           --         --      (0.20)        --          --
                                               -----------   --------   --------   --------   --------   -----------
    Total distributions to shareholders .        (0.48)       (1.35)     (1.70)     (1.35)     (1.50)      (1.13)
                                               -----------   --------   --------   --------   --------   -----------
Net asset value, end of period ..............  $ 12.55       $12.65     $13.13     $12.63     $15.79     $ 14.89
                                               -----------   --------   --------   --------   --------   -----------
                                               -----------   --------   --------   --------   --------   -----------
Per-share market value, end of period .......  $ 11.25       $11.00     $12.25     $13.00     $16.38     $ 16.25
                                               -----------   --------   --------   --------   --------   -----------
                                               -----------   --------   --------   --------   --------   -----------
SELECTED INFORMATION
Total return, net asset value (a) ...........     3.09%        7.12%     18.27%    (11.87)%    16.80%      15.20%
Total return, market value (b) ..............     6.79%        1.29%      7.75%    (12.59)%    10.75%      16.92%
Net assets at end of period (in millions) .    $    66       $   66     $   69     $   67     $   84     $    79
Ratio of expenses to average weekly net
  assets (c) ................................     1.52%(g)     1.50%      1.72%      1.69%      1.69%       1.45%(g)
Ratio of expenses to average weekly net
  assets including interest expense (c) .....     2.70%(g)     2.94%      3.29%      3.34%      3.00%       2.86%(g)
Ratio of net investment income to average
  weekly net assets .........................     7.96%(g)     7.67%      8.26%     10.00%     11.52%      11.49%(g)
Portfolio turnover rate (excluding short-term
  securities) ...............................       35%          63%       120%        74%        50%         72%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................  $    11       $   14     $   15     $   28     $   32     $    32
Per-share amount of borrowings outstanding at
  end of period .............................  $  2.10       $ 2.67     $ 2.84     $ 5.16     $ 6.04     $  6.05
Per-share amount of net assets, excluding
  borrowings, at end of period ..............  $ 14.65       $15.32     $15.97     $17.79     $21.83     $ 20.94
Asset coverage ratio (e) ....................      698%         574%       563%       345%       361%        346%

(A) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) INCLUDES 0.02%, 0.23%, AND 0.22% FROM FEDERAL EXCISE TAXES IN FISCAL 1995, 1994 AND 1993, RESPECTIVELY.
(D) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(E) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(F)  COMMENCEMENT OF OPERATIONS WAS DECEMBER 27, 1991.
(G)  ANNUALIZED.

---------------------------------------------------------------------

        1997 Semiannual Report  19  American Strategic Income Portfolio

Investments in Securities (Unaudited)
---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO                                May 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (22.8%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (4.7%):
    FIXED RATE (4.7%):
      7.00%, GNMA, 7/15/23 ..............................  $ 1,558,999      $  1,526,853
      7.00%, GNMA, 7/15/23 ..............................    1,574,129         1,541,670
                                                                            ------------
                                                                               3,068,523
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (18.1%):
      6.13%, U.S. Treasury Note, 7/31/00 ................   12,000,000(b)     11,919,600
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $14,964,741)  ..........................                     14,988,123
                                                                            ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (1.8%):
  FIXED RATE (1.8%):
      10.10%, First Boston, Series 1992-1, Class B-2,
        Subordinated Note, 1/15/01 ......................    1,000,000           991,875
      12.97%, Minnesota Mortgage Corporation, 7/25/14 ...       79,646            80,841
      12.26%, Minnesota Mortgage Corporation,
        10/25/14 ........................................       54,752            55,573
      12.38%, Minnesota Mortgage Corporation, 3/25/15 ...       31,552            32,025
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $1,139,212)  ...........................                      1,160,314
                                                                            ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (86.9%):
  COMMERCIAL LOANS (9.6%):
      James Plaza, 8.55%, 12/1/01 .......................    1,195,338         1,170,366
      Rice St Convention Center, 9.10%, 2/1/04 ..........      848,503           850,707
      Shallowford Business Park, 9.25%, 7/1/01 ..........    1,636,897         1,651,537
      Sherwin Williams, 8.63%, 1/1/04 ...................    1,445,841         1,435,430
      Stephens Retail Center, 9.35%, 8/1/03 .............    1,193,824         1,209,688
                                                                            ------------
                                                                               6,317,728
                                                                            ------------

  MULTIFAMILY LOANS (31.9%):
      Applewood Manor, 8.75%, 1/1/01 ....................      681,908           686,844
      Boca Bend Apartments, 11.75%, 5/1/00 ..............      583,908           569,696
      Dorchester Garden Apartments, 8.50%, 7/1/02 .......    1,468,890         1,468,066
      Essex Place I, 9.58%, 9/30/12 .....................    2,130,558         1,714,395
      Franklin Woods Apartments, 9.90%, 3/1/10 ..........    1,300,223         1,345,731

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

        1997 Semiannual Report  20  American Strategic Income Portfolio

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Fremont Plaza Apartments, 9.75%, 4/1/02 ...........  $   721,848      $    747,113
      Garden Oaks Apartments, 8.55%, 4/1/06 .............    1,842,630         1,827,647
      Kings Creek Apartments, 10.00%, 5/1/97 ............    1,300,000         1,300,000
      Normandie Square Apartments, 8.75%, 4/1/01 ........    1,808,338         1,821,900
      Park Place Apartments, 8.38%, 7/1/02 ..............    1,552,963         1,537,612
      Royal Knight Apartments, 8.50%, 4/1/06 ............    1,587,905         1,578,739
      Stanley Court Apartments, 8.50%, 11/1/02 ..........    1,088,006         1,081,746
      The Establishment, 8.75%, 2/1/01 ..................      930,674           937,442
      Twelfth Street Apartments, 9.25%, 6/1/05 ..........    1,158,447         1,194,268
      Vanderbilt Condominiums, 8.50%, 8/1/00 ............      814,302           814,409
      Westgate Apartments, 10.00%, 2/1/08 ...............    1,386,096         1,434,610
      Westhollow Place Apartments, 8.58%, 4/1/03 ........      992,561           989,596
                                                                            ------------
                                                                              21,049,814
                                                                            ------------

  SINGLE FAMILY LOANS (45.4%):
      Aegis, 9.66%, 3/26/10 .............................      404,547           384,482
      Aegis II, 9.84%, 1/28/14 ..........................      518,826           533,021
      American Bank, Mankato, 9.58%, 12/10/12 ...........      142,029           144,269
      American Portfolio, 7.88%, 10/18/15 ...............      317,363           306,487
      Anivan, 9.29%, 4/14/12 ............................      414,659           423,264
      Bank of New Mexico, 9.08%, 3/31/10 ................    1,701,892         1,684,499
      Bluebonnet Savings and Loan, 9.58%, 8/31/10 .......      159,965           151,583
      Bluebonnet Savings and Loan, 9.58%, 8/31/10 .......    1,521,944         1,466,536
      CLSI Allison Williams, 10.47%, 8/1/17 .............      847,662           846,585
      Crossroads Savings and Loan, 9.57%, 1/1/21 ........      478,946           486,795
      Crossroads Savings and Loan, 9.57%, 1/1/21 ........      570,584           574,696
      Fairbanks II, Utah, 9.58%, 8/20/10 ................      204,427           169,248
      Fairbanks, Utah, 9.58%, 9/23/15 ...................      289,836           252,689
      First Boston Mortgage Pool #5, 9.66%, 6/29/03 .....      478,980           474,548
      Hamilton Financial, 9.66%, 6/29/10 ................      190,618           180,013
      Huntington MEWS, 0.10%, 8/1/17 ....................    1,635,772         1,514,234
      Knutson Mortgage Portfolio #1, 0.10%, 8/1/17 ......    1,744,974         1,673,776
      Knutson Mortgage Portfolio #2, 9.55%, 9/25/17 .....    1,520,776         1,556,968
      McClemore, 9.58%, 9/30/12 .........................    2,026,691         2,004,800
      Meridian, 9.54%, 12/1/20 ..........................    1,155,632         1,168,218
      Nomura III, 8.40%, 4/29/17 ........................    2,582,397         2,376,777
      Norwest II, 7.71%, 11/27/22 .......................    3,348,810         3,130,978
      Norwest III, 7.63%, 11/27/22 ......................    1,910,610         1,819,107
      Norwest V, 8.84%, 2/3/25 ..........................    4,279,064         4,169,232
      President Homes 93-1, Sales Inventory, 10.00%,
        3/1/23 ..........................................       79,717            82,108
      Rand Mortgage Corporation, 9.52%, 8/1/17 ..........      411,564           420,171

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

        1997 Semiannual Report  21  American Strategic Income Portfolio

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Salomon II, 9.86%, 11/23/14 .......................  $ 1,444,859      $  1,460,863
      Valley Bank of Commerce, N.M., 9.58%, 8/31/10 .....      445,724           442,717
                                                                            ------------
                                                                              29,898,664
                                                                            ------------

        Total Whole Loans and Participation Mortgages
          (cost: $56,512,703)  ..........................                     57,266,206
                                                                            ------------

MORTGAGE SERVICING RIGHTS (E) (1.0%):
      Matrix Servicing Rights, 17.04%, 7/10/22
        (cost: $550,855) ................................   68,462,687           637,675
                                                                            ------------

SHORT-TERM SECURITIES (2.2%):
      Repurchase agreement with Goldman Sachs, acquired
        on 5/30/97, accrued interest of $679, 5.55%,
        6/2/97
        (cost: $1,470,000) ..............................    1,470,000(f)      1,470,000
                                                                            ------------

        Total Investments in Securities
          (cost: $74,637,511) (g)  ......................                   $ 75,522,318
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON MAY 31, 1997, SECURITIES VALUED AT $10,926,300 WERE SEGREGATED OR PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE
     AGREEMENT:

                                                             NAME OF BROKER
              ACQUISITION                        ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE     INTEREST      OF COLLATERAL
------------  ----------  ---------  ---------  ---------  -------------------
$ 11,000,000    5/1/97        5.64%   6/2/97    $  53,400              (1)

* INTEREST RATE AS OF MAY 31, 1997. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.
NAME OF BROKER AND DESCRIPTION OF COLLATERAL
         (1) NOMURA; U. S. TREASURY NOTE, 6.13%, 7/31/00, $11,000,000 PAR
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 1997. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE-FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1997.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

---------------------------------------------------------------------

        1997 Semiannual Report  22  American Strategic Income Portfolio

---------------------------------------------------------------------

COMMERCIAL LOANS:
         JAMES PLAZA - HOUSTON, TX
         RICE ST CONVENTION CENTER - ROSEVILLE, MN
         SHALLOWFORD BUSINESS PARK - CHATTANOOGA, TN
         SHERWIN WILLIAMS - ORLANDO, FL
         STEPHENS RETAIL CENTER - MISSOULA, MT

MULTIFAMILY LOANS:
         APPLEWOOD MANOR - DULUTH, MN
         BOCA BEND APARTMENTS - BOCA RATON, FL
         DORCHESTER GARDEN APARTMENTS - NORTH CHARLESTON, SC
         ESSEX PLACE I - ROCHESTER, MN
         FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
         FREMONT PLAZA APARTMENTS - LAS VEGAS, NV
         GARDEN OAKS APARTMENTS - COON RAPIDS, MN
         KINGS CREEK APARTMENTS - DALLAS, TX
         NORMANDIE SQUARE APARTMENTS - SAN ANTONIO, TX
         PARK PLACE APARTMENTS - GRAND FORKS, ND
         ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
         STANLEY COURT APARTMENTS - BLOOMINGTON, MN
         THE ESTABLISHMENT - DALLAS, TX
         TWELFTH STREET APARTMENTS - ATLANTA, GA
         VANDERBILT CONDOMINIUMS - AUSTIN, TX
         WESTGATE APARTMENTS - BISMARCK, ND
         WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX

SINGLE FAMILY LOANS:
         AEGIS - 25 LOANS, TEXAS
         AEGIS II - 8 LOANS, THE MIDWESTERN UNITED STATES
         AMERICAN BANK, MANKATO - 5 LOANS, MINNESOTA
         AMERICAN PORTFOLIO - 8 LOANS, TEXAS AND CALIFORNIA
         ANIVAN - 5 LOANS, UNITED STATES
         BANK OF NEW MEXICO - 30 LOANS, NEW MEXICO
         BLUEBONNET SAVINGS AND LOAN - 59 LOANS, TEXAS
         CLSI ALLISON WILLIAMS - 41 LOANS, TEXAS
         CROSSROADS SAVINGS AND LOAN - 30 LOANS, OKLAHOMA
         FAIRBANKS II, UTAH - 2 LOANS, UTAH
         FAIRBANKS, UTAH - 6 LOANS, UTAH
         FIRST BOSTON MORTGAGE POOL #5 - 17 LOANS, UNITED STATES
         HAMILTON FINANCIAL - 2 LOANS, CALIFORNIA
         HUNTINGTON MEWS - 33 LOANS, NEW JERSEY
         KNUTSON MORTGAGE PORTFOLIO #1 - 28 LOANS, MIDWESTERN UNITED STATES
         KNUTSON MORTGAGE PORTFOLIO #2 - 19 LOANS, MIDWESTERN UNITED STATES
         MCCLEMORE - 23 LOANS, NORTH CAROLINA
         MERIDIAN - 17 LOANS, CALIFORNIA
         NOMURA III - 44 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 29 LOANS, MIDWESTERN UNITED STATES
         NORWEST III - 18 LOANS, MIDWESTERN UNITED STATES
         NORWEST V - 34 LOANS, MIDWESTERN UNITED STATES
         PRESIDENT HOMES - 1 LOAN, MIDWESTERN UNITED STATES
         RAND MORTGAGE CORPORATION - 9 LOANS, TEXAS
         SALOMON II - 30 LOANS, MIDWESTERN UNITED STATES
         VALLEY BANK OF COMMERCE, N.M. - 28 LOANS, NEW MEXICO
(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1997

---------------------------------------------------------------------

        1997 Semiannual Report  23  American Strategic Income Portfolio

---------------------------------------------------------------------

     THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $59,064,195 OR 89.7% OF
     TOTAL NET ASSETS,
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES,
     INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,732,123
      GROSS UNREALIZED DEPRECIATION ......      (847,315)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $    884,808
                                            ------------
                                            ------------

---------------------------------------------------------------------

        1997 Semiannual Report  24  American Strategic Income Portfolio

        Shareholder Update
----------------------------------------

                  CLARIFICATION OF CREDIT QUALITY CRITERIA
               The fund's board of directors has approved a clarification of the credit quality criteria that must be met by individual whole mortgage loans purchased for the fund.

               As you know, rather than focusing on traditional mortgage-backed securities, we make direct investments in single-family, multifamily (apartment) and/or commercial mortgage loans. We do this so we can pass along to investors the higher rates, or "spread", we may earn on these mortgage loans compared to traditional mortgage-backed securities. Unlike most mortgage-backed securities, however, these loans are not backed by any government guarantee or private credit enhancement and, as a result, are subject to greater credit risk. Credit risk is the risk that the borrower will default, or fail to make payments on the loan. We attempt to manage credit risk in the fund through the use of an extensive risk analysis process. Among other things, we review each loan's legal documents and the borrower's mortgage payment history; assess the local market and property value; and obtain a physical assessment of the property. In addition, for multifamily and commercial properties we perform a detailed inspection of each property; study competing properties in the area; interview property managers; and obtain engineering and environmental reports from experts. We also perform a significant financial analysis of each property.

               The fund's prospectus requires that each security in which the fund invests (other than certain corporate debt securities and subordinated derivative mortgage-backed securities) be rated A or higher by Standard & Poor's Ratings Group (S&P) or, if unrated, be determined by the fund's investment adviser to be of comparable quality. S&P has quantitative criteria for rating mortgage loans pooled to form A-rated mortgage-backed securities. Loans which we believe would be appropriate investments for the fund, and of suitable credit quality using our risk analysis process outlined above, may not always meet these quantitative criteria. Therefore, in order to avoid confusion as to whether S&P's

---------------------------------------------------------------------

        1997 Semiannual Report  25  American Strategic Income Portfolio

---------------------------------------------------------------------
               quantitative rating criteria are applied to individual whole loans in which the fund invests, we have requested, and your fund's board of directors has approved, clarification that the rating requirements do not apply to individual whole loans in the fund. (Other mortgage-related securities in which the fund invests, with the exceptions noted above, will continue to be rated A or higher by S&P or determined to be of equivalent quality.)

               This clarification does not represent a change in our investment strategy. When selecting individual mortgage loan investments for the fund, we will continue to utilize the risk analysis process outlined above in an attempt to manage the credit risk inherent in these investments. In addition, we intend to maintain the fund's current S&P rating.

               Since inception, the fund has been rated AF by S&P's Ratings Group, which means the fund's investments have an overall credit quality of A. S&P does not evaluate the market risk (the risk of price volatility and a decline in value) of the fund when assigning a credit rating. S&P has also given the fund a market risk rating, which we cannot publish due to NASD regulations. This rating, and a definition of AF, are available by calling S&P at
               1 800 424-FUND.

---------------------------------------------------------------------

        1997 Semiannual Report  26  American Strategic Income Portfolio

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

COMMERCIAL LOANS
Mortgage loan secured by commercial developments such as shopping centers, office buildings and warehouses.

DELINQUENT
When there is failure to make payment on a loan when due, the loan is said to be delinquent.

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed on price at a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline,


--------------------------------------------------------------------------------
        1997 Semiannual Report   27   American Strategic Income Portfolio

--------------------------------------------------------------------------------

the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant CREDIT RISK than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.

SPREAD
The difference between the yields of an investment and the corresponding term Treasury security.

YIELD CURVE
A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.


--------------------------------------------------------------------------------
        1997 Semiannual Report   28   American Strategic Income Portfolio

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
JOHN G. WENKER, Senior Vice President
RUSS J. KAPPENMAN, Vice President and Assistant Secretary
AMY AYD, Vice President
JULENE R. MELQUIST, Vice President
WILLIAM T. NIMMO, Vice President
ROBERT H. NELSON, Vice President and Treasurer
DANIEL W. SCHROER, Vice President and Assistant Secretary
SUSAN S. MILEY, Secretary


INVESTMENT ADVISER
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

CUSTODIAN
--------------------------------------------------------------------------------
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street, St. Paul, MN  55101

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION

BY PHONE  [GRAPH]
1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

31  American Strategic
    Income Portfolio

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

By Mail [GRAPH]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

On-Line [GRAPH]

http://www.piperjaffray.com/

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PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804


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#21510  7/1997  199-97


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